THE FUTURE OF TRAVEL, NOW Investor Presentation February 2023

© 2023 All Rights Reserved | 2 Safe Harbor Statement (Under the Private Securities Litigation Reform Act of 1995) This presentation contains “forward-looking statements” within the meaning of federal securities law. Forward-looking statements can be identified by words such as: “believe,” “can”, “"may,” “expects,” “intends,” “potential,” “plans,” “will” and similar references to future periods. Examples of forward- looking statements include, among others, statements we make regarding future growth, performance, business prospects and opportunities, future plans and intentions or other future events are forward looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Mondee Holdings, Inc. (the “Company”) and its management, are inherently uncertain. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the ability to implement business plans, forecasts, and other expectations after the recently completed business combination between ITHAX Acquisition Corp. and Mondee Holdings II, Inc., the outcome of any legal proceedings that may be instituted against the Company or others and any definitive agreements with respect thereto, the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, the ability to meet Nasdaq’s listing standards, and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward- Looking Statements” in the Company’s registration statement in the Company’s Current Report on Form 8-K filed with the SEC on July 20, 2022, the registration statement on Form S-1 declared effective by the SEC on October 12, 2022, and in the Company’s subsequent filings with the SEC. There may be additional risks that the Company does not presently know of or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement to reflect events or circumstances after the date on which such statement is being made, or to reflect the occurrence of unanticipated events. Legal to Review

Chairman's Message

Mondee's fourth quarter and full-year 2022 accomplishments in key areas were marked by …



Prasad Gundumogula

Chairman, Chief Executive Officer, and Founder

Delivered Strong Preliminary 2022 Results, Despite International Travel only 69% Recovered[1]

- Gross revenue of $2.2 billion, 2.2x above 2021's $966M
- Net revenue of over $159 million, 171% of 2021
- Adjusted EBITDA[2] of $16 million, an improvement of over $20 million from 2021

Strengthened Capital Structure to Fuel Accretive M&A Strategy

- Debuted on The Nasdaq Global Market on July 19, 2022
- Raised an additional $85 million of preferred equity to support M&A strategies
- Purchased 12 million public warrants, limiting potential common-equity dilution
- Fortified balance sheet, as of year end with $87.5 million cash[1]

Orinter Acquisition, begins Third Wave of Acquisitions

- In January 2023 acquired Orinter for approximately $40 million
- Expands footprint in Brazil and LATAM

Launched Mondee Affiliate Network

- In January 2023, launched affiliate network to increase distribution and reach
- Affiliates utilize Mondee's technology and marketplace while enhancing commissions

Market Share Growth

- Agile platform and marketing strategies to expand market share in Europe and India
- Positioned well to benefit from China/Asia reopening

[1]Results are preliminary and subject to final review by Mondee's auditors.
[2]Please refer to the Appendix of this presentation for non-GAAP reconciliation tables.

© 2023 All Rights Reserved | 3

Travel Industry Update

MONDEE

Mondee is well positioned in the current macro environment with 80% North America outbound international travel, mostly leisure.

- 2022 North America domestic air ~91%[1] recovered to 2019 levels, international only ~69%.[1]
- China reopened for in-bound travel in January 2023, which should be a tailwind.
- Pandemic led labor shortages in 2022 added to basic undersupply in air and hotel. In 2023, it is expected to reverse.
- Supply is ramping back up, for example, Air India invested $70 billion to buy 470 planes.
- Gen Zs and Millennials' increasing purchasing power and influence. New platforms are required to meet the needs of these growing consumer cohorts.
- Inflation and high fuel cost are driving price increases while recession fears may impact both operating costs and business demand in the short to medium term.



[1]OAG.com 2022 vs 2019 cumulative international scheduled air seats as of 12.31.2023

© 2023 All Rights Reserved | 4

© 2023 All Rights Reserved | 5 Capitalizing on Travel Recovery and New Market Channels 1Results are preliminary and subject to final review by Mondee’s auditors. *Source: internal Mondee analysis of Transactions 0% 5% 10% 15% 20% 25% 30% South Pacific North America Middle East Indian Subcontinent Europe Central and South America Asia Africa 4Q22 3Q22 4Q19

Enabling the Modern Travel Ecosystem

MONDEE

Content Suppliers

- Discounted Content
- Long-term Contracts
- Real-time Pricing Data
- RMS Integration

Airlines | Hoteliers | Wholesalers | Ancillary Providers

MONDEE

Marketplace | Software | Fintech | Experiential

Content Consumers

- Access to Curated Supply
- Modern Tech Platform
- SaaS Tools to Operate Efficiently
- Significant Cost Savings

Travel Experts | Corporations | SMB's & Nonprofits | Consumers

500+
Airlines
1M+
Hotels, Vacation Rentals, Rental Cars

#1
Market Share of North America Wholesale Airfare[1]
80%
International Leisure

55K+
B2B Customers[1]
125M+
Closed User Group Access[1]

71%
2022 Net Revenue Growth Rate[2]
40%
2015-2019 (Organic only)

10%
2022 Adjusted EBITDA Margin[2]
23%
2019

[1]As of Q4 2022.
[2]4Q22 and FY2022 results are preliminary and subject to final review by Mondee's auditors.

© 2023 All Rights Reserved | 6

© 2023 All Rights Reserved | 7 Preliminary Financial Results1,2 14Q22 and FY2022 results are preliminary and subject to final review by Mondee’s auditors. 2Please refer to the Appendix of this presentation for non-GAAP reconciliation tables. Gross Revenue +42% YoY $512M Net Revenue +19% YoY $40M Adjusted EBITDA* $6M Up from $(2) in 4Q21 Adjusted EPS* $(0.04) +$0.03 YoY 4Q22 Full-year 2022 Gross Revenue +130% YoY $2.2B Net Revenue +71% YoY $159M Adjusted EBITDA* $16M Up from $(5)M In 2021 Adjusted EPS* $(0.20) +$0.11 YoY

© 2023 All Rights Reserved | 8 2023 Financial Outlook Net Revenue increased to be in the range of $230 million to $240 million, representing YoY growth of 47%, measured at the midpoint. Adjusted EBITDA is projected to be in the range of $40 million to $45 million, Representing YoY growth of 171% and a margin of 18%, measured at the midpoint.

Full Presentation

We Have Built a Proven C-Suite Team Aligned to Execute this Vision

MONDEE

Executive team with 100+ years of combined experience in the travel industry



Prasad Gundumogula
Chairman, Chief Executive Officer, and Founder

Serial entrepreneur. Founder of Metaminds, ExploreTrip, LogixCube, POD Technologies with successful exits



Orestes Fintiklis
Vice Chairman and Chief Corporate Strategy and Business Development Officer

Founder and Managing Director of Ithaca Capital, Former CEO of ITHAX Acquisition Corp.



Dan Figenshu
CFO

Experienced CFO and entrepreneur. Former Rocketrip, Mic, The Blaze



Jim Dullum
COO

Experienced travel and technology executive and entrepreneur. Former EDS (an HP company), BTI Americas, Citicorp



Kymber Lowe
CMO

Experienced marketing executive, Former Microsoft, Amazon, Lifelock, and VISA.



Venkat Pasupuleti
CTO

Experienced CTO and entrepreneur, Former Avesta, Zoom Interview, Eze Technologies



Yuvraj Datta
CCO

Experienced travel executive focused on supplier and revenue management, Former Skylink



Michalis Tsakos
President - Wholesale

Entrepreneur, founded and grew CTS into the largest, fastest growing consolidator in North America



Michael Thomas
President - Retail

Entrepreneur, founded OneTravel (Amadeus), Sprice (Travelport), and Bookingwiz (Mondee)

© 2023 All Rights Reserved | 10

We Are Disrupting the Massive Global Travel Market

MONDEE

Mondee's Gross Revenue TAM is primarily the $1T Assisted/Affiliated Travel Market, which is larger and growing faster than Self Service

Global travel market, 2019
Bookings = $1.9T

Self Service
- Good GUIs
- Retail Prices
- Low Tech
- No Touch

Metasearch
trivago
KAYAK

Airline, Hotel, Car Rental Sites
Marriott
DELTA

OTAs
Expedia
Booking.com



$0.9T
47% Mix
7% CAGR
$1.0T
53% Mix
11% CAGR

- Travel Agencies
- Clubs & Closed User Groups
- Gig Economy Workers
- SMBs & Businesses
- Travel Management Companies (TMCs)

Assisted/Affiliated
- Poor GUIs
- Legacy
- Low Tech
- High-Touch Service

~50/50 business / leisure mix
~50/50 domestic / international mix
Many users transact on both sides

Sources: PhocusWright, IBIS.

© 2023 All Rights Reserved | 11

A Leading B2BC Tech Platform to Travel Ecosystem

MONDEE

Suppliers

- Airlines
- Hoteliers
- Wholesalers
- Ancillary providers

Legacy Distribution Technology Platforms



Travel Agent

- Incomplete content (e.g., no low-cost carriers, no alternative accommodations)
- Text-based; not extendable to mobile
- Lack of modern messaging capabilities
- Credit-card focused for payments
- Inability to link search results and marketing messaging

Mondee's Platform



- Comprehensive global content
- Modern user experience, extendable to mobile
- Full suite of communication tools – integrated phone, email, SMS, and chat
- Fintech platform, tailored to the travel market
- Multi-channel marketing platform

Consumers

- Travel Agents
- Corporations
- SMB's & Nonprofits
- Consumers (subscription members)

Mondee helps suppliers optimize inventory and utilize excess capacity

Mondee helps customers modernize technology, gain access to broader content and narrowcast their distribution

© 2023 All Rights Reserved | 12

We Have a Compelling Economic Model with Diversified Revenue Streams

MONDEE

	Travel Recovery (Especially China)	Take Rate	Air Transaction Mix	Net Revenue Mix
2017		4.2%	100%	
2019		5.4%	~95%	
2022[1]	67%	7.2%	~80%	
LT Target	100%	Double Digits	~50%	



Consumer Economics
Markup
Supplier Economics
Commissions
GDS/NDC
Diversified Revenues
Fintech
Ancillaries
Subscriptions

- No Inventory Risk
- No Supplier Concentration
- No Customer Concentration
- Strong Network Effects

[1] 4Q22 and FY2022 results are preliminary and subject to final review by Mondee's auditors.

© 2023 All Rights Reserved | 13

© 2023 All Rights Reserved | 14 25 48 54 75 93 69 93 1593 77 2015 2016 2017 2018 2019 2020 2021 2022 founded Launch1 40% Organic CAGR 62% CAGR, incl. M&A Market share2 (%) 1.9 2.2 2.4 3.5 4.6 2019 $70b NA wholesale Airfare market 2011 2.4x Market share growth Net Revenue ($Millions) Pre-Pandemic Record of Rapid Growth and Market Share Expansion Mondee is building on a track record of exponential profitable growth, disruptive market penetration and delivering on key operating metrics since launching its initial modern operating system. Sources: Mondee financials, PhocusWright 1In conjunction with the launch of TripPro, Prasad Gundumogula led a management buyout of the business and became CEO 2Market share defined as Mondee’s gross revenue as a proportion of gross revenues generated from B2B airfares for the North American market 34Q22 and FY2022 results are preliminary and subject to final review by Mondee’s auditors. 170 Organic Growth Acquisitions • $3B Gross Sales through the Marketplace • 40% & 62% Organic & Inorganic CAGR’s, 2015-2019 • 2019: $171m Organic + Inorganic Revenues • 2019: $40m Adjusted EBITDA • 50M Daily Searches, 5.4M air transactions • 23% Adjusted EBITDA Margin 2019 • Hotel, Car, Cruise, Ancillary Expansion

The Gig Traveler is Setting the Pace for Social Commerce in Travel



Shifting Influence Levels
Pre-2000s
2010s
2020s
2025s
Gig Traveler
NEEDS & REQUIREMENTS
INTERMEDIARIES & DISTRIBUTION
SOLUTIONS: PRODUCTS AND SERVICES
Boomers
Aggregated Content
Accessibility to inventory
Pricing/Fare Transparency
Gen X
Price Sensitive
Self-Service Support
Search-based Content
Millennials
"Bleisure"
Groups
Online Support
Personalization
Experiential Content
Gen Z
Real-Time, Always On
FOMO
Curated Content
Multi-Tasker/Role Functionality
Travel Affiliates
Travel Agents
Gig Economy Workers
Influencers, Cohorts
Home-Based Agents
SMEs, Corporate
Managed Travel
Self Serviced Travel
Cost-Sensitive Return-to-Travel
Member-Based Travel
Personal Computing
Web
Electronic Payment
Online
Cloud
Privacy
Mobile
AI & Machine Learning
Conversational Commerce
Social Commerce

© 2023 All Rights Reserved | 15

We Have Demonstrated Track Record of Recovery and Product Expansion

MONDEE



$170M(1)
$93M
$25M
$159M²
TRIPPRO
Rocketrip
tripplanet
Nasdaq:
MOND
FOUNDATIONAL ACQUISITIONS
LAUNCHED MODERN TECH PLATFORM
EXPANSION ACQUISITIONS
LAUNCHED CLOSED USER GROUP BRAND
PUBLICLY LISTED ON NASDAQ

CONTENT:	AIR	HOTELS & CAR RENTAL	CRUISES & THEME PARKS	ALL TRAVEL CONTENT
DISTRIBUTION:	TRAVEL AGENTS	GIG ECONOMY	SMBs & MEMBER ORGANIZATIONS INFLUENCERS	CLOSED GROUPS
GEOGRAPHIES:	NORTH AMERICA OUTBOUND		INTERNATIONAL OUTBOUND	GLOBAL

2011-2014	2015-2018	2019	2020	2021	2022	TRANSFORMATION

[1]Pro Forma for 2020 acquisitions.
[2]4Q22 and FY2022 results are preliminary and subject to final review by Mondee's auditors.

© 2023 All Rights Reserved | 16

© 2023 All Rights Reserved | 17 Fintech Software Experiential The Next Mondee Frontier Includes the Full Suite of B2B2C Travel Tech Tools Enterprise Travel Software Platform Self-Service Travel CRM / SaaS for Travel Managers Monetization for Travel Experts User Generated Content Mobile Super App Virtual Cards Essential Modern Travel Platform For Experts, Travelers, & Enterprises Airlines Ancillary Hotel Mobile Desktop In-House Clearing Platform

We Are Unlocking Multiple B2B2C Growth Drivers

Market		New Content & Technology		New Distribution		
Gain Market Share	**International Travel Recovery**	**Experiential Content**	**Enhanced Monetization**	**Additional Geographies**	**Social Commerce**	**Inorganic Growth**
Air Hotels Car Rentals	China and other markets	Cruises Tours Concerts/Events	Fintech Digital Cards Subscriptions	LATAM India Europe	Local Experts Influencers Gig Economy	Content Technology Distribution Social Commerce

© 2023 All Rights Reserved | 18

MONDEE

Proven Ability to Execute On Synergistic Acquisitions

Mondee has been successful in executing and maximizing the value of acquisitions, regardless of market conditions

FOUNDATIONAL ACQUISITIONS (2011 – 2012)

1. **Skylink** – Largest N. American consolidator serving the Indian subcontinent
2. **Exploretrip** – Retail flight business and technology platform
3. **cFares** – Metasearch engine
4. **C&H** – Largest N. American consolidator serving Asia
5. **TransAm** – Largest N. American wholesaler serving South America and the South Pacific
6. **Hariworld** – Consolidator focused on the Middle East and Southeast Asia
7. **Aavan Vacations** – Tour company with extensive content

2013-18

EXPANSION ACQUISITIONS (2019 – 2020)

1. **LBF Travel** – Retail travel company with extensive call center operations
2. **Hotelwiz** – Hotel content hub
3. **Bookingwiz** – Marketing and ad platform for travel
4. **Avia Travel** – Travel club platform
5. **Cosmopolitan Travel Services** – Largest and fastest growing N. American wholesaler
6. **Leto Travel** – Canadian consolidator
7. **Rocketrip** – Corporate travel incentives platform

2021-22

THIRD WAVE OF ACQUISITIONS (2023+)

1. **Orinter** – Brazil and LATAM hotel, Air, transportation wholesaler

Legend:
- Content
- Technology
- Distribution

© 2023 All Rights Reserved | 19

Mondee M&A Strategy and Orinter Acquisition

MONDEE

	Mondee's M&A Strategy	Orinter Acquisition
Rationale	Expanding the company's presence in key markets; accelerating organic growth; delivering synergies; and transacting at accretive valuations	Expand content and distribution in Brazil and Latin America; natural expansion to Mondee's North America footprint
Accelerate Organic Growth	Acquiring businesses that own pieces such as unique product, distribution and tech, which Mondee can plug into its ecosystem to accelerate its organic growth, faster than developing those components organically	Access to Orinter's valuable direct hotel contacts; Leverage Orinter's local expertise and distribution of 4,800+ travel experts
Synergies	Realizing material revenue and cost synergies	Cross Selling opportunities (i.e., sell Orinter's content to Mondee's 50,000+ travel experts and vice versa); Revenue and cost synergies through the deployment of Mondee's superior tech
Accretive Valuation	Focus on acquiring companies that improve Mondee's metrics and at accretive valuations (relative to Mondee's market cap)	Orinter enjoys 13% take rate and 30% EBITDA margin; Purchase price of c.$40 million implies multiple of c.4X Orinter's 2022 EBITDA of $9.3 million

© 2023 All Rights Reserved | 20

Financial Overview

© 2023 All Rights Reserved | 22 2022 Preliminary Financial Highlights1 $2.2B | 130% Gross Revenue & Growth $159M | 71% Net Revenue & Growth $16M | 10% Adjusted EBITDA & Margin 7.2% Take Rate 1,580 bps Adjusted EBITDA Margin Expansion 2.1M+ Transactions 12022 results are preliminary and subject to final review by Mondee’s auditors.

© 2023 All Rights Reserved | 23 We Are a Travel Market Leader with a Superior Combination of Growth and Margin 59% 53% 52% 52% 46% 37% 36% 34% 35% 32% 2024E Revenue Growth + 2024E EBITDA Margin Rule of 40 Source: Wall Street estimates via FactSet as of 2/27/23

© 2023 All Rights Reserved | 24 We Accelerated Our Growth Despite Slower Market Recovery in International Travel $1,658 $450 $952 $2,2221 2019 2020 2021 2022 Annual Gross Revenue ($ millions) $31 $38 $71 $751 2019 2020 2021 2022 Pent Up Travel Demand & Take Rate Improvements Average Net Revenue Per Transaction (ARPT) ($) 12022 results are preliminary and subject to final review by Mondee’s auditors.

© 2023 All Rights Reserved | 25 Sustained Expansion of Take Rate Driven by New Content and Products Take Rate: 5.6% 7.2% ~160 BPS of Take Rate Expansion (2019-2022) Annual Net Revenue ($ millions) 12022 results are preliminary and subject to final review by Mondee’s auditors. 22023 Guidance midpoint $93 $66 $93 $1591 $2352 $1701 2019 2020 2021 2022 2023E

© 2023 All Rights Reserved | 26 Supported by Improving Operating Leverage $86 $102 $112 $158 2 2019 2020 2021 2022 Annual GAAP Opex1 ($ millions) GAAP Opex % of Net Revenue: 99%124%154%92% 12022 results are preliminary and subject to final review by Mondee’s auditors. 2Excluding stock-based compensation. 3Includes a one-time $2.1 million restructuring expense. 4Includes provisions for doubtful accounts, depreciation and amortization, and restructuring expenses. Personnel Information Technology Other4Marketing G&ASales 3

© 2023 All Rights Reserved | 27 Driving Towards Growing Profitability $13 ($25) ($5) $16 $43 $401 2019 2020 2021 2022 2023E Adjusted EBITDA ($ millions) 14% (37%) (6%) 10% 18% 23%1 12022 results are preliminary and subject to final review by Mondee’s auditors. 2Represents EBITDA and margin pro-forma of acquisitions done in 2020. 32023 Guidance midpoint Fintech & Subscription Products Operating Leverage Take Rate Expansion Market Share Gain Disciplined, Accretive M&A Drivers of Margin Expansion 3 2

© 2023 All Rights Reserved | 28 ($ millions) 2019A1 20222 2023 Guidance Long-Term Target Take Rate 5.6% 7.2% Double-digit Net Revenue $93 $159 $230-240 YoY Growth 24% 71% 47% 30%+ Sales & Marketing as % of Net Revenue 59% 69% Adjusted EBITDA $13.1 $16 $40-45 % Margin 14% 10% 18% 30%+ Long-Term Model 1Represent as-reported, standalone metrics. 22022 results are preliminary and subject to final review by Mondee’s auditors

© 2023 All Rights Reserved | 29 ($ millions) 4Q21 4Q221 Cash $24.0 (includes $8.5 in restricted cash) $87.5 (includes $8.6 in restricted cash) Total Debt $173.2 (includes $11 of current portion of LTD) $134.4 (includes $7.5 of current portion of LTD) Redeemable Preferred Stock N/A $85 Common Shares Outstanding N/A 82,266,160 Balance Sheet Summary 14Q22 results are preliminary and subject to final review by Mondee’s auditors.

© 2023 All Rights Reserved | 30 Key Investment Highlights Disrupting the Massive Global Travel Market Multiple Levers of Growth Proven Leadership Team Profitable Growth with Expanding Margins Significant Barriers to Entry Next-Gen Travel Tech Platform

Appendix

© 2023 All Rights Reserved | 32 Capital Structure Improvements Raised $85M of Preferred Equity Growth Capital announced on 9/29/22 Enables Mondee to execute aggressive M&A strategy Cash on Balance Sheet to Support Organic Growth Plans Working Capital and FinTech optimization Purchased 12M Public Warrants via Tender Offer Process announced on 10/21/22 Use of proceeds Limits potential dilution and simplifies capital structure Focuses long-term investors attention on the common equity 100% of public warrants retired Creates value for common shareholders

© 2023 All Rights Reserved | 33 Mondee Leverages its Content Flywheel & Tech Platform to Revolutionize Social Travel Ability to Customize Enabling Gig Economy in Travel Social Commerce Mobile First One-Stop Shop Pre-Curated Offering Access to Experts High Quality Experiences Expert-Based Community Model

© 2023 All Rights Reserved | 34 Without Mondee, Booking a Curated Trip is a Never Ending Headache Air Lodging Car Rental Tours / ExperiencesReservations Tickets The average person searches 20+ sites when planning a curated trip

Board of Directors with Diverse Experience

Mondee's Board of Directors with diverse and extensive experiences in public companies.



Prasad Gundumogula
Chairman, Chief Executive Officer, and Founder



Orestes Fintiklis
Vice Chairman and Chief Corporate Strategy and Business Development Officer



Asi Ginio
Co-Founder, Former CPO, COO, CEO, Tourico Holidays Inc.



Mona Aboelnaga Kanaan
Managing Partner, K6 Investments LLC



Roopa Purushothaman
Chief Economist, Head of Policy Advocacy, Tata Sons Private Limited



Noor Sweid
Founder, General Partner, Global Ventures



Pradeep Udhas
Co-Founder, Senior Advisor, KPMG India

© 2023 All Rights Reserved | 35

Expanding Technology, Content, Distribution

MONDEE

Capitalizing on proven success with next-gen travel tech platform in discounted airline tickets for travel agents by adding new travel-content areas and engaging with new closed-group categories.

		Global Content Hub	Mondee's Next-Gen Travel Tech Platform	Travel Marketplace for Gig	Mondee Brand
Near-Term Vision	Market Opportunity	Cruises Tours Concerts Other activities	Super App Conversational Commerce	Consumer Subscription Gig workers Influencers	Rocketrip unpub
	Gaining Share	Hotels Car rentals Theme Parks	Fin-tech Mar-tech Ancillaries	CUGs SMBs Enterprises	tripplanet
2022	Leading Player	Air (~5% market share) Limited Hotel & Car	Omni-channel Marketplace	Travel Affiliates, Advisors Agents (55,000+ travel intermediaries)	TRIPPRO

© 2023 All Rights Reserved | 36

© 2023 All Rights Reserved | 37 Launch date 2015 2013 (acquired in 2020) June 2021 August 2021 Target segment • Travel agents • TMCs • Large corporations • SMBs • Nonprofits • Membership organizations • Subscribers, including consumer members Description Platform for travel search, booking, and more Incentive platform that reduces corporate travel spending Discount online booking site, with enhanced service Discount online subscription-based booking Customer base 50,000+ agents 50+ corporations 125M+ members Soft launch/testing Industry Leading Products Tailored for the Gig Economy Travel Market Mondee’s products now serve a variety of different customer segments across the B2B travel landscape

© 2023 All Rights Reserved | 38 Non-GAAP Measurements In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation and the accompanying tables include adjusted EBITDA non-GAAP net income, and non-GAAP EPS. These non-GAAP financial measures are not calculated in accordance with GAAP as they have been adjusted to exclude the effects of stock-based compensation expenses, provision for income taxes, and the impacts of depreciation and amortization. We define Adjusted EBITDA as net loss before depreciation and amortization, provision for income taxes, interest expense (net), other income net, stock-based compensation, and gain on forgiveness of PPP loans. Non-GAAP net income (loss) is defined as net loss before the impacts of amortization of intangibles, provision for income taxes, stock-based compensation, and one time items. Non-GAAP net income (loss) per share is defined as non-GAAP net income (loss) on a per share basis. See "Reconciliation of GAAP to Non-GAAP Financial Measures" for a discussion of the applicable weighted-average shares outstanding. We believe these non-GAAP financial measures provide investors and other users of our financial information consistency and comparability with our past financial performance and facilitate period-to-period comparisons of our results of operations. With respect to adjusted EBITDA and non-GAAP net loss/ income, we believe these non-GAAP financial measures are useful in evaluating our profitability relative to the amount of revenue generated, excluding the impact of stock-based compensation expense and other one-time expenses. We also believe non-GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as these metrics eliminate the effects of stock-based compensation, which may vary for reasons unrelated to overall operating performance. We use these non-GAAP financial measures in conjunction with traditional GAAP measures as part of our overall assesSMBnt of our performance, including the preparation of our annual operating budget and quarterly forecasts, and to evaluate the effectiveness of our business strategies. Our definition may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish this or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, nor superior to or in isolation from, measures prepared in accordance with GAAP. These non-GAAP financial measures may be limited in their usefulness because they do not present the full economic effect of our use of stock-based compensation. We compensate for these limitations by providing investors and other users of our financial information a reconciliation of the non-GAAP financial measure to the most closely related GAAP financial measures. However, we have not reconciled the non-GAAP guidance measures disclosed under "Financial Outlook" to their corresponding GAAP measures because certain reconciling items such as stock-based compensation and the corresponding provision for income taxes depend on factors such as the stock price at the time of award of future grants and thus cannot be reasonably predicted. Accordingly, reconciliations to the non-GAAP guidance measures is not available without unreasonable effort. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view non-GAAP net loss/ income and non-GAAP net loss/ income per share in conjunction with net loss and net loss per share.

© 2023 All Rights Reserved | 39 Non-GAAP Reconciliations1 14Q22 and FY22 022 results are preliminary and subject to final review by Mondee’s auditors.